UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

GAMING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-249998	35-2675083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Summerlin

Las Vegas, NV 89135, USA

(Address of principal executive offices, and zip code)

+1-347-983-1227

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 18, 2021, Gaming Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor for the sale of the Company’s convertible notes and warrants. Pursuant to the terms of the Purchase Agreement, on September 18, 2021, the Company received aggregate gross proceeds of $1,500,000 and issued (i) a 10% Original Issue Discount Senior Secured Convertible Note in the principal amount of $1,666,666.67 (the “Note”) and (ii) warrants (the “Warrants”) to purchase an aggregate of 727,273 shares of the Company’s common stock.

The Note. The aggregate principal amount of the Note is $1,666,666.67, and the Company received gross proceeds of $1,500,000 after giving effect to the original issue discount of 10%. The Note bears interest at a rate of 10% per year, payable monthly commencing after the third month, and mature 12 months from issuance. The principal and interest are convertible at any time at the option of the holder into shares of the Company’s common stock at a conversion price equal to the lower of (x) $2.75 per share, and (ii) the price of the common stock of the Company in a Qualified Offering (subject to adjustment as provided in the Note). A “Qualified Offering” is an equity or equity-linked financing for the account of the Company or any of its subsidiaries or debt financing that results in cumulative aggregate proceeds to the Company of at least $8,000,000. The principal and interest on the Note will be amortized on a straight-line basis commencing sixth months after the closing.

The conversion price of the Note is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. With certain customary exceptions, if, at any time while the Note is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock or common stock equivalents entitling any person to acquire shares of common stock at an effective price per share that is lower than the then conversion price of the Note (such lower price, the “Base Conversion Price,” then the conversion price of the Note will be reduced to equal the Base Conversion Price.

The Company will have the right at any time to prepay in cash all or a portion of the Note at 115% (or 120% on or after the first three months from the closing) of the principal amount thereof plus any unpaid accrued interest to the date of repayment. In such event, the holder shall have the right to convert the Note prior to the date of any such prepayment.

The Company will be required to offer to prepay in cash the aggregate principal amount of the Note at 115% (or 120% on or after the first three months from the closing) of the principal amount thereof plus any unpaid accrued interest to the date of repayment, on the sale of all or substantially all of the assets of the Company and its subsidiaries, upon a Change of Control (as defined in the Note), or on a Qualified Offering. In such event, the holder shall have the right to convert the Note prior to the date of any such prepayment.

Upon an Event of Default (as defined therein) interest shall accrue at 1 1/2% per month and the 125% of principal and interest through maturity shall be due and payable. At the holder’s option the holder shall be entitled to be paid in cash or common stock with the conversion price of the common stock equal to a 30% discount to the average of the three lowest closing prices of the common stock for the 10 prior trading days.

The Warrants. The Warrants are exercisable at an exercise price equal to the lower of (x) $2.75 per share and (y) the price of the common stock of the Company in a Qualified Offering (as defined in the Purchase Agreement), subject to adjustment as described below, and the Warrants are exercisable for five years after the issuance date. The Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the Warrants. The exercise price of the Warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the Warrants is also subject to “full ratchet” price adjustment if the Company issues common stock or equivalents at a price per share lower than the then-current exercise price of the Warrant, as described above for the conversion price of the Note.

Ancillary Agreements. In connection with the Company’s obligations under the Nots, the Company and its subsidiary Gaming Technology Limited (the “Subsidiary”) each entered into a security agreement with the holder, pursuant to which the Company and the Subsidiary granted a security interest on all assets of the Company and the Subsidiary, including the stock of the Subsidiary, for the benefit of the holders, to secure, and the Subsidiary guaranteed, the Company’s obligations under the Note, the Warrant and the other transaction documents. In addition, the holder was granted customary piggyback registration rights for the shares of common stock issuable upon conversion of the Note and exercise of the Warrant and rights of participation.

At any time within the 18 months closing, upon any issuance by the Company or any of its subsidiaries of debt or common stock or common stock equivalents for cash consideration, indebtedness or a combination of units thereof, other than in an underwritten public offering (a “Subsequent Financing”), the investor will have the right to participate up to its investment amount in the Note, but not more than 25% of the Subsequent Financing, on the same terms, conditions and price provided for in the Subsequent Financing.

Until the Company has consummated a Qualified Offering which results in an up-listing of the Common Stock onto a national securities exchange. if the Company engages in any future financing transactions with a third-party investor (not including such a Qualified Financing, except to the extent it relates to conversion, exercise and anti-dilution provisions of the Note and Warrants), if the holder determines that the terms of the subsequent investment are preferable in any respect to the terms of the securities of the Company issued to the Holder pursuant to the terms of the Purchase Agreement, the holder will have the right to amend and restate such securities to include the preferable term or terms.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information concerning the Company’s issuance of the Note as set forth in Item 1.01 above is incorporated herein to this Item 2.03 by this reference.

Item 3.02 Unregistered Sales of Equity Securities

Information concerning the Company’s issuance of the Note and Warrants and shares issuable upon conversion of the Notes and exercise of the Warrants as set forth in Item 1.01 above is incorporated herein to this Item 3.02 by this reference.

The Notes, Warrants and the shares issuable upon the conversion of the Notes and exercise of the Warrants are not registered under the Securities Act of the 1933, as amended (the “Securities Act”), or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the holder’s execution of the Purchase Agreement, the holder represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities being purchased by it are being acquired solely for their its own account and for investment purposes and not with a view to the future sale or distribution.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	10% Original Issue Discount Senior Secured Convertible Note
10.3	Form of Warrant
10.4	Form of Security Agreement between the Company and the investor*
10.5	Form of Security Agreement between the Subsidiary and the investor*
10.6	Form of Share Charge*
10.7	Form of Subsidiary Guaranty*
104	Cover Page Interactive Data File (formatted in iXBRL)

 _________________

 * To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING TECHNOLOGIES, INC.

Dated: November 19, 2021	By:	/s/ Jason Drummond
	Name:	Jason Drummond
	Title:	CEO

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